UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2021

Victory Capital Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38388	32-0402956
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15935 La Cantera Parkway; San Antonio, Texas	78256
(Address of principal executive offices)	(Zip Code)

(216) 898-2400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01	VCTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01           Entry into a Material Definitive Agreement.

On February 18, 2021, Victory Capital Holdings, Inc., a Delaware corporation (the “Company”), entered into the Second Amendment (the “Second Amendment”) to the Credit Agreement dated as of July 1, 2019 (as amended by the First Amendment to the Credit Agreement dated as of January 17, 2020, the “Existing Credit Agreement”) with the other loan parties thereto, Barclays Bank PLC, as administrative agent and collateral agent, the Royal Bank of Canada as fronting bank, and the lenders party thereto from time to time.

Pursuant to the Second Amendment, the Company refinanced the existing term loans (the “Existing Term Loans”) with replacement term loans in an aggregate principal amount of $755,738,911.65 (the “Repriced Term Loans”). The Repriced Term Loans provide for substantially the same terms as the Existing Term Loans, including the same maturity date of July 1, 2026, except that the Repriced Term Loans provide for a reduced applicable margin on LIBOR of 25 basis points. The applicable margin on LIBOR under the Repriced Term Loans is 2.25%, compared to 2.50% under the Existing Term Loans.

The foregoing description of the amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment to the Credit Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet  Arrangement of a Registrant.

The information in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01           Other Events.

On February 17, 2021, S&P Global Ratings revised the credit outlook of the Company from stable to positive.

On February 18, 2021, the Company issued a press release announcing the Second Amendment to the Credit Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                          Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit
Number	Description
10.1
Second Amendment, dated as of February 18, 2021, to Credit Agreement, dated as of July 1, 2019 (as amended by the First Amendment to the Credit Agreement dated as of January 17, 2020), by and among the Company, the other loan parties thereto, Barclays Bank PLC, as administrative agent and collateral agent, the Royal Bank of Canada as fronting bank, and the lenders party thereto from time to time.

99.1	Press Release, dated February 18, 2021.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY CAPITAL HOLDINGS, INC.

Date: February 18, 2021	By:	/s/ Michael D. Policarpo
Name: Michael D. Policarpo
Title: President, Chief Financial Officer and Chief Administrative Officer